Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

Ultra Short Mortgage Fund – ASARX

AAAMCO Ultrashort Financing Fund – Class Y – REPYX

AAAMCO Ultrashort Financing Fund – Class I – REPOX

a Series of Asset Management Fund

Supplement dated January 24, 2019

to the Statement of Additional Information dated October 28, 2018,

as amended November 28, 2018

The second paragraph on page 5 is hereby deleted in its entirety and replaced as follows:

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may also sell securities on a TBA basis. The Ultra Short Mortgage Fund engages in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. Each Fund may engage in forward sales of TBA trades only when the Fund has identified and segregated the actual mortgage pools held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or Cusip number.)

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230